Dreyfus Premier

International

Growth Fund

SEMIANNUAL REPORT April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                      International Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Premier International Growth Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Doulgas Loeffler, CFA.

The past six months have been troublesome for the stock market, including international stocks. The MSCI EAFE Index fell 8.11% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. Value-oriented stocks generally declined less severely.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that an individual fund should supplement a well-diversified portfolio and that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Doug Loeffler, CFA, Portfolio Manager

How did Dreyfus Premier International Growth Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund produced a total return of -17.34% for Class A shares, -17.64% for Class B shares, -17.27% for Class C shares, -17.11% for Class R shares, and -17.46% for Class T shares.(1) This compares with a -8.73% total return produced by the fund's benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, for the same period.(2)

We attribute the fund's weak relative performance to a sharp shift in investor preference away from the growth-oriented stocks in which the fund invests. Around the world, economic growth slowed and corporate earnings fell. Growth stocks fell from favor as market participants came to believe that other investments offered better opportunities.

What is the fund's investment approach?

The fund focuses on individual stock selection. We do not attempt to predict interest rates or market movements nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find the best-managed, best-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a strong brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the marks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers as well as that of its local market.

The fund has typically held 60-80 stocks, broadly invested across countries and industries, representing what we believe to be the best growth investment ideas in the world.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Fund performance was strongly affected by the global economic slowdown. Market sentiment, particularly for growth stocks, continued at a level of extreme pessimism. Growth stocks' above-average valuations depend on investor confidence in the sustainability of higher sales and earnings growth. When sales and
earnings   momentum   falters,   confidence   is   lost   and  prices  decline.

Pessimism in overseas markets was driven by concerns about the United States economy and slower corporate earnings growth. Weakness was particularly acute in the telecommunications and technology industry groups, traditional growth areas where the fund held most of its investments. Investors grew concerned that growth companies held too much inventory, and that they had invested too heavily in new plants and manufacturing equipment. Creating more production capacity than is needed to satisfy demand could create a sustained drag on earnings. Investors apparently felt they could find better investment opportunities elsewhere.

General weakness in international economies and markets also contributed to lackluster fund performance. The Japanese economy showed few signs of emerging from its decade-long recession. European markets slowed and higher energy prices made central bankers reluctant to reduce interest rates. Because we do not hedge currency exposure, the strength of the U.S. dollar relative to other major currencies further eroded the value of the fund's overseas investments.

What is the fund's current strategy?

We have made adjustments to defend against near-term weakness, but we remain optimistic about the longer term prospects of international growth stocks. While we trimmed our telecommunication and technology investments, further reducing our exposure to telecommunication equipment manufacturers and semiconductor fabricators, these industry groups remain, by far, our largest sector investments. In addition, we have intensified our focus on finding reasonable valuations, as well as either current profitability or strong potential for near-term profits. Accordingly, we increased our investment in software companies, business services and contract manufacturers, which are companies that make products for sale by other firms.

We continue to be well balanced geographically. Japan remains our largest single country exposure because Japanese growth stocks continue to sell at reasonable valuations. Japanese companies are world leaders in many important innovations, notably integration of the Internet with mobile communications. In Europe, we've focused on companies that have strong Internet capabilities and are positioned to take advantage of industry consolidation and the convergence of telephony and cable television. We have selectively increased the fund's emerging markets exposure. In many cases, notably in Asia, telecommunications and technology stocks are selling at what we believe to be reasonable prices.

Over the longer term, we believe that growth investing will return to favor when current economic weakness dissipates and corporate earnings growth resumes. In the meantime, we are scouring the markets for opportunities to buy stocks of fast-growing companies at attractive prices.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--89.9%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL--2.8%
Companhia de Bebidas das Americas, ADR                                                           22,400                  548,142

Embraer-Empresa Brasileira de Aeronautica, ADR                                                   28,775                1,289,408

                                                                                                                       1,837,550

CANADA--3.5%

Ballard Power Systems                                                                             6,025  (a)             320,712

BioChem Pharma                                                                                   14,375  (a)             454,969

Celestica                                                                                         9,000  (a)             459,900

Research in Motion                                                                                5,125  (a)             171,194

Talisman Energy                                                                                  20,900  (a)             851,783

                                                                                                                       2,258,558

DENMARK--3.6%

ISS                                                                                              19,550  (a)           1,140,023

Novo Nordisk, Cl. B                                                                              17,675                  673,100

Vestas Wind Systems                                                                              11,775                  550,711

                                                                                                                       2,363,834

FINLAND--2.2%

Nokia, ADR                                                                                       41,325                1,412,902

FRANCE--15.0%

Accor                                                                                            23,025                  979,814

Alcatel                                                                                          30,150                  984,050

Alcatel Optronics                                                                                 4,725                  133,948

Altran Technologies                                                                              21,475                1,392,722

Aventis                                                                                          14,350                1,112,947

Bouygues                                                                                          9,400                  402,683

Business Objects                                                                                 17,962  (a)             667,039

Etablissements Economiques du Casino Guichard-Perrachon                                           6,500                  583,234

PSA Peugeot Citroen                                                                               1,400                  400,366

Thomson Multimedia                                                                               15,500  (a)             660,871

TotalFinaElf                                                                                     12,575                1,876,838

Vivendi Environnement                                                                            13,050                  572,261

                                                                                                                       9,766,773

GERMANY--1.8%

Deutsche Boerse                                                                                   1,925                  617,749

Epcos                                                                                             8,100                  520,993

                                                                                                                       1,138,742


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HONG KONG--3.9%

CNOOC                                                                                           472,500                  457,408

China Mobile (Hong Kong)                                                                        177,000  (a)             869,215

China Unicom, ADR                                                                                26,300  (a)             380,035

MTR                                                                                             490,500                  845,896

                                                                                                                       2,552,554

INDIA--.8%

Infosys Technologies, ADR                                                                         6,800                  499,395

ISRAEL--.9%

Check Point Software Technologies                                                                 9,040  (a)             567,079

ITALY--5.4%

Alleanza Assicurazioni                                                                          107,700                1,367,852

Saipem                                                                                          197,375                1,296,172

San Paolo-IMI                                                                                    61,075                  852,665

                                                                                                                       3,516,689

JAPAN--13.2%

Ajinomoto                                                                                        54,000                  550,085

FAST RETAILING                                                                                    4,000                  862,478

Furukawa Electric                                                                                78,000                  930,147

HOYA                                                                                              5,300                  347,078

Kao                                                                                              33,000                  837,739

MURATA MANUFACTURING                                                                              5,200                  436,802

NTT DoCoMo                                                                                           38                  780,338

PIONEER                                                                                          33,000                  984,478

TAKEFUJI                                                                                          9,600                  751,297

TOKYO GAS                                                                                       437,000                1,225,961

Takeda Chemical Industries                                                                       19,000                  915,514

                                                                                                                       8,621,917

LUXEMBOURG--1.8%

Societe Europeenne des Satellites                                                                 7,950                1,193,609

MEXICO--.6%

Cemex, ADR                                                                                       17,770                  411,731

NETHERLANDS--7.2%

ABN AMRO                                                                                         37,375                  753,729

Heineken                                                                                         17,050                  885,355

ING                                                                                               7,350                  502,594

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

STMicroelectronics                                                                               20,650                  833,801

TNT Post                                                                                         50,650                1,194,682

VNU                                                                                              11,625                  483,851

                                                                                                                       4,654,012

PORTUGAL--1.1%

Brisa-Auto Estradas de Portugal                                                                  77,500                  723,624

SINGAPORE--1.3%

Flextronics International                                                                        32,300  (a)             869,797

SOUTH AFRICA--.6%

De Beers, ADR                                                                                     9,675                  403,254

SOUTH KOREA--1.1%

Korea Telecom Freetel                                                                            20,220  (a)             724,665

SPAIN--1.8%

Banco Santander Central Hispano                                                                 118,775                1,181,820

SWEDEN--2.2%

Assa Abloy, Cl. B                                                                                56,200                  979,180

Skandia Forsakrings                                                                              38,950                  423,906

                                                                                                                       1,403,086

SWITZERLAND--4.0%

Adecco                                                                                            1,275                  773,148

Serono                                                                                              875                  721,792

Swatch                                                                                              200                  221,735

Synthes-Stratec                                                                                   1,475  (b)             880,216

                                                                                                                       2,596,891

UNITED KINGDOM--15.1%

ARM                                                                                              81,750  (a)             449,188

Aegis                                                                                           177,275                  348,894

Amvescap                                                                                         29,825                  555,649

BP, ADR                                                                                          12,200                  659,776

Cable & Wireless                                                                                109,725                  806,224

Compass                                                                                          93,975                  721,903

Dimension Data                                                                                   89,800                  427,114

Energis                                                                                         114,875  (a)             598,323


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

GlaxoSmithKline                                                                                  38,075                1,006,280

Pearson                                                                                          24,375                  513,756

Prudential                                                                                       51,075                 597,822

Reckitt Benckiser                                                                                70,200                  957,782

Spirent                                                                                         141,425                  833,743

Telewest Communications                                                                         277,875  (a)             545,722

Tesco                                                                                           135,150                  483,466

WPP                                                                                              24,075                  288,509

                                                                                                                       9,794,151

TOTAL COMMON STOCKS

   (cost $56,997,560)                                                                                                 58,492,633
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.6%
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel KGaA

   (cost $1,033,461)                                                                             16,450                1,033,222
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--8.6%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE;

Federal Farm Credit Bank, 4.53%, 5/1/2001

   (cost $5,600,000)                                                                          5,600,000                5,600,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $63,631,021)                                                             100.1%               65,125,855

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                 (27,925)

NET ASSETS                                                                                       100.0%               65,097,930

(A) NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933.   THIS   SECURITIY  MAY  BE  RESOLD  IN   TRANSACTIONS   EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2001, THIS SECURITY AMOUNTED TO $880,216 OR 1.4% OF NET ASSETS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  63,631,021  65,125,855

Cash                                                                    508,636

Receivable for investment securities sold                             1,835,802

Dividends receivable                                                    164,886

Prepaid expenses                                                         28,793

                                                                     67,663,972
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            54,500

Payable for investment securities purchased                           1,326,484

Payable for shares of Common Stock redeemed                           1,115,575

Accrued expenses                                                         69,483

                                                                      2,566,042
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,097,930
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      76,463,528

Accumulated invetment (loss)                                          (180,944)

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                (12,670,695)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4            1,486,041
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,097,930

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R           Class T
--------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       57,026,038            5,888,586            1,176,272              995,651            11,383

Shares Outstanding                    5,642,148              619,353              128,872               98,195             1,136
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          10.11                 9.51                 9.13                10.14             10.02


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $51,189 foreign taxes withheld at source)       283,548

Interest                                                                70,991

TOTAL INCOME                                                           354,539

EXPENSES:

Management fee--Note 3(a)                                              268,911

Shareholder servicing costs--Note 3(c)                                 126,681

Custodian fees                                                          55,203

Distribution fees--Note 3(b)                                            31,163

Professional fees                                                       19,474

Registration fees                                                       19,224

Directors' fees and expenses--Note 3(d)                                  7,888

Prospectus and shareholders' reports                                     1,960

Miscellaneous                                                            4,979

TOTAL EXPENSES                                                         535,483

INVESTMENT (LOSS)                                                    (180,944)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and
  foreign currency transactions                                   (12,648,694)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                  (215,373)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (12,864,067)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (13,045,011)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (180,944)            (340,325)

Net realized gain (loss) on investments      (12,648,694)           23,472,304

Net unrealized appreciation (depreciation)
   on investments                               (215,373)          (10,750,459)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (13,045,011)           12,381,520
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                               (19,721,954)          (2,226,325)

Class B shares                                (2,384,728)            (869,983)

Class C shares                                  (420,648)             (39,906)

Class R shares                                  (411,029)              (3,736)

Class T shares                                    (4,444)                  -

TOTAL DIVIDENDS                              (22,942,803)          (3,139,950)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                103,454,633         378,973,230

Class B shares                                  8,469,754          16,634,823

Class C shares                                 12,112,959          48,923,680

Class R shares                                      9,111           1,818,995

Class T shares                                         --              18,000


                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                 19,139,631           2,149,731

Class B shares                                  2,000,925             825,027

Class C shares                                    306,501              36,703

Class R shares                                    364,468               3,736

Class T shares                                      4,444                  -

Cost of shares redeemed:

Class A shares                              (109,005,166)        (370,244,932)

Class B shares                               (10,961,666)         (36,461,729)

Class C shares                               (13,710,372)         (47,403,169)

Class R shares                                  (239,992)            (191,536)

Class T shares                                    (1,920)              (1,000)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 11,943,310           (4,918,441)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (24,044,504)           4,323,129
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            89,142,434           84,819,305

END OF PERIOD                                  65,097,930           89,142,434

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001        Year Ended
                                              (Unaudited)  October 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                     9,095,711          19,388,596

Shares issued for dividends reinvested          1,610,196             113,923

Shares redeemed                               (9,396,753)         (18,835,117)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  1,309,154              667,402
--------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                       810,361             888,591

Shares issued for dividends reinvested            178,384              45,157

Shares redeemed                                 (976,769)          (1,920,712)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     11,976             (986,964)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,076,106           2,698,297

Shares issued for dividends reinvested             28,602               2,067

Shares redeemed                               (1,162,229)          (2,577,677)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (57,521)              122,687
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           777               90,734

Shares issued for dividends reinvested             30,636                  198

Shares redeemed                                  (20,480)              (9,433)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      10,933               81,499
-------------------------------------------------------------------------------

CLASS T

Shares sold                                            --                  982

Shares issued for dividends reinvested                377                   --

Shares redeemed                                     (169)                  (54)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         208                  928

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED APRIL 30, 2001, 53,987 CLASS B SHARES REPRESENTING $626,733 WERE AUTOMATICALLY CONVERTED TO 51,150 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 1,102,222 CLASS B SHARES REPRESENTING $21,340,470 WERE AUTOMATICALLY CONVERTED TO 1,064,629 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            April 30, 2001                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.21         16.07         13.33         16.45          16.59         16.10

Investment Operations:

Investment income (loss)-net                          (.02)(a)      (.03)(a)       .00(a,b)      .26            .00(b)        .14

Net realized and unrealized
   gain (loss) on investments                        (2.23)         1.79          2.76          (.86)          2.24          1.44

Total from Investment Operations                     (2.25)         1.76          2.76          (.60)          2.24          1.58

Distributions:

Dividends from investment
   income-net                                           --            --          (.02)           --           (.17)         (.25)

Dividends from net realized
   gain on investments                              (4.85)         (.62)            --         (2.52)         (2.21)         (.84)

Total Distributions                                 (4.85)         (.62)         (.02)         (2.52)         (2.38)        (1.09)

Net asset value, end of period                      10.11         17.21         16.07          13.33          16.45         16.59
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                (17.34)(d)     10.70         20.74          (4.50)         15.00         10.21
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                .69(d)        1.37          1.42           1.27           1.30          1.31

Ratio of interest expense to
   average net assets                                   --           --            --            .08             --            --

Ratio of net investment income (loss)
   to average net assets                            (.20)(d)       (.15)         (.01)           .55            .00(e)        .76

Portfolio Turnover Rate                            76.19(d)      221.46        221.94         193.76         161.62        176.17
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      57,026       74,590        58,908         41,637         59,030        66,907

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2001                                      Year Ended October 31,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.54         15.59         13.00         16.22          16.37       15.90

Investment Operations:

Investment income (loss)-net                          (.07)(a)      (.20)(a)      (.06)(a)      (.03)(a)       (.14)        .00(b)

Net realized and unrealized
   gain (loss) on investments                        (2.11)         1.77          2.65          (.67)          2.24        1.44

Total from Investment Operations                     (2.18)         1.57          2.59          (.70)          2.10        1.44

Distributions:

Dividends from investment
   income-net                                           --           --             --            --           (.04)       (.13)

Dividends from net realized
   gain on investments                              (4.85)         (.62)            --         (2.52)         (2.21)       (.84)

Total Distributions                                 (4.85)         (.62)            --         (2.52)         (2.25)       (.97)

Net asset value, end of period                       9.51         16.54          15.59         13.00          16.22       16.37
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                (17.64)(d)      9.72          19.83         (5.22)         14.14        9.36
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                1.15(d)       2.18           2.18          2.04           2.05        2.06

Ratio of interest expense to
   average net assets                                   --           --            --            .08             --          --

Ratio of net investment income (loss)
   to average net assets                             (.67)(d)     (1.13)         (.41)          (.20)         (.76)         .01

Portfolio Turnover Rate                             76.19(d)     221.46        221.94         193.76        161.62       176.17
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       5,889       10,047        24,853         51,873        66,781      71,983

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended
                                            April 30, 2001                                     Year Ended October 31,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.02         15.16         12.66         15.87          16.20         15.90

Investment Operations:

Investment income (loss)-net                          (.06)(a)      (.17)(a)      (.14)(a)      (.03)(a)       (.12)(a)       .28

Net realized and unrealized
   gain (loss) on investments                        (1.98)         1.65          2.64          (.66)          2.18          1.14

Total from Investment Operations                     (2.04)         1.48          2.50          (.69)          2.06          1.42

Distributions:

Dividends from investment
   income-net                                           --           --             --            --           (.18)         (.28)

Dividends from net realized
   gain on investments                              (4.85)         (.62)            --         (2.52)         (2.21)         (.84)

Total Distributions                                 (4.85)         (.62)            --         (2.52)         (2.39)        (1.12)

Net asset value, end of period                       9.13         16.02          15.16         12.66          15.87         16.20
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                (17.27)(c)      9.45          19.75         (5.34)         14.17          9.36
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                1.09(c)       2.14           2.22          2.04           2.10          1.90

Ratio of interest expense to
   average net assets                                   --           --            --            .08            .01            --

Ratio of net investment (loss)
   to average net assets                             (.57)(c)      (.89)          (.97)         (.19)          (.73)         (.19)

Portfolio Turnover Rate                             76.19(c)     221.46         221.94        193.76         161.62        176.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,176        2,987            966           397            291            53

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2001                                  Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.22         16.05         13.32         16.43          16.59         16.11

Investment Operations:

Investment income (loss)-net                          (.01)(a)      (.02)(a)       .02(a)        .33            .17           .26

Net realized and unrealized
   gain (loss) on investments                        (2.22)         1.81          2.77          (.92)          2.10          1.35

Total from Investment Operations                     (2.23)         1.79          2.79          (.59)          2.27          1.61

Distributions:

Dividends from investment
   income-net                                           --            --          (.06)          --            (.22)         (.29)

Dividends from net realized
   gain on investments                               (4.85)        (.62)            --         (2.52)         (2.21)         (.84)

Total Distributions                                  (4.85)        (.62)         (.06)         (2.52)         (2.43)        (1.13)

Net asset value, end of period                       10.14        17.22         16.05          13.32          16.43         16.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (17.11)(b)    10.84         21.04          (4.44)         15.21         10.45
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                  .54(b)      1.20          1.24           1.08           1.09           .87

Ratio of interest expense to
   average net assets                                   --           --            --            .08            .01            --

Ratio of net investment income (loss)
   to average net assets                              (.07)(b)     (.13)          .15            .70            .21           .94

Portfolio Turnover Rate                              76.19(b)    221.46        221.94         193.76         161.62        176.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         996        1,502            92            45              80             4

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                           April 30, 2001  Year Ended
CLASS T SHARES                                (Unaudited)  October 31, 2000(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                17.13             22.65

Investment Operations:

Investment (loss)                                    (.04)(b)          (.06)(b)

Net realized and unrealized
   gain (loss) on investments                       (2.22)            (5.46)

Total from Investment Operations                    (2.26)            (5.52)

Distributions:

Dividends from net realized gain on investments     (4.85)               --

Net asset value, end of period                      10.02             17.13
-------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                (17.46)(d)        (24.37)(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .85(d)           1.16(d)

Ratio of net investment (loss)
   to average net assets                             (.37)(d)          (.36)(d)

Portfolio Turnover Rate                             76.19(d)         221.46
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  11                16

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Growth Fund (the "fund" ) is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the " Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund' s investment objective is to maximize capital growth. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on

                                                                     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.


The Distributor retained $6,103 during the period ended April 30, 2001 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2001, Class B, Class C and Class T shares were charged $25,643, $5,504 and $16, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B, Class C and Class T shares were charged $77,775, $8,548, $1,835 and $16, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $26,472 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended April 30 2001, amounted to $54,209,523 and $69,511,286, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$1,494,834,   consisting   of   $4,754,439  gross  unrealized  appreciation  and
$3,259,605 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                     For More Information

                        Dreyfus Premier International Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  092SA0401